                         BANCROFT CONVERTIBLE FUND, INC.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                            MONDAY, FEBRUARY 10, 2003
                            11:30 A.M., EASTERN TIME
                                       AT
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960

To shareholders of Bancroft Convertible Fund, Inc.:

     We cordially invite you to attend our 2003 Annual Meeting of Shareholders to:

     1.   Elect three directors to three-year terms.

     2. Ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent accountants for fiscal year 2003.

     3.   Transact any other business that properly comes before the meeting.

     We are holding the Annual Meeting on Monday, February 10, 2003 at 11:30 a.m., Eastern Time, at the Company's offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

     You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed, self-addressed, stamped envelope so that your shares will be represented and voted at the meeting according to your instructions. If you are the record owner of your shares on the books of the Company's transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only shareholders of record on December 20, 2002 will be entitled to vote at the meeting or any adjournment of the meeting.

                                             Thomas H. Dinsmore
                                             Chairman of the Board of Directors
December 27, 2002

                         BANCROFT CONVERTIBLE FUND, INC.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                FEBRUARY 10, 2003

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because the Company's Board of Directors is soliciting your proxy to vote at the 2003 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or use any of the available alternative proxy voting methods specified in the instructions that accompany this Proxy Statement.

     This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about December 27, 2002 to all shareholders entitled to vote. Shareholders who owned shares of the Company's common stock on December 20, 2002 are entitled to vote. On this record date, there were 4,684,470 shares outstanding. We know of no beneficial owner of more than five percent of those shares. Each share of the Company's common stock that you own entitles you to one vote. (A fractional share has a fractional vote.)

     We are also sending along with this Proxy Statement the Company's 2002 Annual Report, which includes our financial statements.

TIME AND PLACE OF MEETING

     We are holding the Annual Meeting on Monday, February 10, 2003 at 11:30 a.m., Eastern Time, at the Company's offices at 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

VOTING BY PROXY

     Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. If you are the record owner of your shares on the books of the Company's transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Annual Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     o    FOR the election of all three nominees for director.

     o FOR ratification of the appointment of independent accountants for 2003.

     Your proxy will have authority to vote and act on your behalf at any adjournment of the meeting.

     If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of three ways:

     o    You may send in another proxy with a later date.

     o You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

     o    You may vote in person at the Annual Meeting.

VOTING IN PERSON

     If you do attend the Annual Meeting and wish to vote in person, we will give you a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on December 20, 2002, the record date for voting, and authorizing you to vote.

QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because both Proposals 1 and 2 are considered routine, the Company does not expect to receive any broker non-votes.

     Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

VOTE NECESSARY TO APPROVE A PROPOSAL

     PROPOSAL 1. Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSAL 2. The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of independent accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

STRUCTURE OF THE BOARD OF DIRECTORS

     The Company's Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Directors in each class serve for a three-year term.

     The Board of Directors currently consists of nine persons. Seven of the directors are independent, meaning they are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). Two of the Company's directors are "interested persons" because of their business and financial relationships with the Company and Davis-Dinsmore Management Company (Davis-Dinsmore), its investment adviser.

     At the 2003 Annual Meeting, the terms of three directors are expiring. The directors nominated for election at this Annual Meeting would each hold office for a three-year term expiring in 2006. Other directors are not up for election this year and will continue in office for the rest of their terms. Each of the nominees is willing to serve as a director. However, if a nominee becomes unavailable for election, the persons named as proxy will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of directors.

     NOMINEES FOR DIRECTORS

     The Board has approved the nomination of the following people to serve as directors until the annual meeting of shareholders to be held in 2006. Each of the nominees is currently a director of the Company. The business address of each nominee and director listed below is Bancroft Convertible Fund, Inc., 65 Madison Avenue, Suite 550, Morristown, NJ 07960.

  NOMINEES WHO ARE INDEPENDENT DIRECTORS

     WILLIAM A. BENTON, 69, was a partner in BE Partners, a small options market maker, from 1991 until the business was sold on November 1, 2000. From 1991 to November 1999, he was a limited partner of Gavin, Benton, & Co., a New York Stock Exchange specialist firm. Mr. Benton has been a member of the New York Stock Exchange for more than 45 years, and has previously been a director of a discount brokerage firm and a brokerage firm making markets in derivative instruments. Mr. Benton has been a director of the Company since 1994 and is also a director of Ellsworth Convertible Growth and Income Fund, Inc. (Ellsworth) (a closed-end investment company). Mr. Benton graduated from Bucknell University with a B.S. in Commerce and Finance.

     ELIZABETH C. BOGAN, PH.D., 58, has been a Senior Lecturer in Economics at Princeton University since 1992. Before joining the faculty at Princeton she was the Chairman of The Economics and Finance Department at Fairleigh Dickinson University and a member of the Executive Committee for the College of Business Administration. Dr. Bogan has chaired numerous administrative and academic committees. Dr. Bogan has been a director of the Company since 1990 and is also a director of Ellsworth. Dr. Bogan received an A.B. in Economics from Wellesley College, an M.A. in Quantitative Economics from the University of New Hampshire, and a Ph.D. in Economics from Columbia University. Her writings on finance have been published in The Financial Analysts Journal and in other journals.

     GEORGE R. LIEBERMAN, 80, is a retired businessman. Prior to his retirement, Mr. Lieberman had more than 30 years experience in advertising. He was founder and President of Lieberman Associates, an advertising agency, and also founder and President of Interspace Airport Advertising. In addition, Mr. Lieberman was a director of Merchants National Bank for over twenty years. Mr. Lieberman served in the U.S. Navy during World War II as a fighter pilot and received several citations and commendations. Mr. Lieberman has been a director of the Company since 1987 and is also a director of Ellsworth. Mr. Lieberman received a B.A. from Muhlenberg College.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES.

INFORMATION ABOUT THE COMPANY'S OTHER DIRECTORS

     Information about the Company's other directors is presented below.

  CONTINUING INDEPENDENT DIRECTORS

     GORDON F. AHALT, 74, was President of G.F.A. Inc., a petroleum industry consulting company from 1982 until 2000. From 1987 until 1998, Mr. Ahalt was a consultant with W. H. Reaves & Co., Inc., an asset management company. Mr. Ahalt has spent his career as an analyst of and a consultant to the petroleum industry, and has previously served as a director or executive officer of several energy companies. Mr. Ahalt has been a director of the Company since 1982. He is also a director of Ellsworth, Cal Dive International, a diving service company, and The Houston Exploration Company, an oil and gas exploration company, as well as several private investment funds. Mr. Ahalt received a B.S. in Petroleum Engineering from the University of Pittsburgh. Mr. Ahalt's term as director expires in 2004.

     DONALD M. HALSTED, JR., 75, has been a self-employed businessman since 1983. Mr. Halsted has had more than thirty years experience in management and marketing for cement companies, including several senior management positions. Mr. Halsted served in the Army Air Force in World War II. Mr. Halsted has been a director of the Company since 1970 and is also a director of Ellsworth. Mr. Halsted received an A.B. in Economics from Princeton University. Mr. Halsted's term as director expires in 2005.

     DUNCAN O. MCKEE, 71, retired in 1988 from the practice of law as a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP. During his career at Ballard Spahr, Mr. McKee represented publicly owned companies, including closed-end and open-end investment companies, in mergers, acquisitions and securities offerings. Mr. McKee has been a director of the Company since 1996 and is also a director of Ellsworth. He was also a director of the Company from 1970 to 1988 and a director of Ellsworth from 1986 to 1988. Mr. McKee was Director Emeritus of the Company and Ellsworth from 1988 to 1996. Mr. McKee received his undergraduate degree from the College of Wooster and his law degree from Duke University School of Law. Mr. McKee's term as director expires in 2005.

     NICOLAS W. PLATT, 49, has been a Senior Partner of Platt & Rickenbach, a New York based financial relations firm since May 2001. From December 2000 to April 2001, he was the Executive Vice President of Ogilvy Public Relations Worldwide, a division of Ogilvy & Mather, WPP Group, UK. From January 1997 to December 2000, he was the Managing Director of Corporate Financial Practice at the public relations firm of Burson-Marsteller, a division of Young & Rubicam, WPP Group, UK, where he ran the financial/investor relations practice. From 1995 to 1997, he was Senior Managing Director at Bozell-Sawyer Miller, a division of True North Communications, a public relations firm; and from 1993 to 1995, he was Executive Vice President of NovAtel Communications Ltd. Before joining NovAtel, Mr. Platt was Managing Director and Corporate Vice President of the American Stock Exchange from 1983-1993. He has been a director of the Company since 1997 and is also a director of Ellsworth. Mr. Platt received a B.A. from Skidmore College and an M.A. in Economics from Columbia University. Mr. Platt's term as director expires in 2004.

     CONTINUING DIRECTORS WHO ARE INTERESTED PERSONS

     THOMAS H. DINSMORE, 49, has been Chairman and Chief Executive Officer of the Company, Ellsworth and Davis-Dinsmore (investment adviser to the Company and to Ellsworth) since August 1996. From 1986 to August 1996, Mr. Dinsmore was President of the Company and Ellsworth, and from 1988 to 1996, he was President of Davis-Dinsmore. Mr. Dinsmore is a Chartered Financial Analyst. Mr. Dinsmore has been a director of the Company since 1985 and is also a director of Ellsworth and Davis-Dinsmore. Mr. Dinsmore received a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania, and an M.A. in Economics from Fairleigh Dickinson University. Mr. Dinsmore's term as director expires in 2005.

     JANE D. O'KEEFFE, 47, has been President of the Company, Ellsworth and Davis-Dinsmore since August 1996. In 1996, before becoming President of the Company and Ellsworth, she was Executive Vice President of the Company and Ellsworth. From 1994 to 1996, Ms. O'Keeffe was Vice President of the Company and Ellsworth and Executive Vice President of Davis-Dinsmore. Ms. O'Keeffe has been in the investment business since 1980. Ms. O'Keeffe has been a director of the Company since 1995 and is also a director of Ellsworth and Davis-Dinsmore. Ms. O'Keeffe has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University. Ms. O'Keeffe's term as director expires in 2004.

     Mr. Dinsmore and Ms. O'Keeffe are interested persons (within the meaning of the Investment Company Act) of the Company and Davis-Dinsmore because they are officers of the Company and officers, directors and holders of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

     CERTAIN RELATIONSHIPS

     Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister.

COMMITTEES OF THE BOARD

     The Board has three committees: an Audit Committee, a Nominating and Administration Committee and a Pricing Committee.

  AUDIT COMMITTEE

     The Audit Committee is comprised entirely of independent directors (Mr. Benton, Dr. Bogan, Mr. Halsted and Mr. Lieberman, with Dr. Bogan serving as Chairperson). All such members are independent as such term is defined by the American Stock Exchange's listing standards. In accordance with its charter, attached as Appendix A to this proxy statement, the Committee oversees the Company's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Company's financial statements and the independent audit of the financial statements. Among other duties, the Committee selects independent accountants for the Company, evaluates their independence and meets with them to review the scope and results of the audit.

     AUDIT COMMITTEE REPORT

     The Audit Committee reviewed and discussed the Company's audited financial statements with its independent accountants, PricewaterhouseCoopers LLP (PwC). These discussions included the auditor's judgments about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting. PwC, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

     The Audit Committee has received a letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and the Company. The Audit Committee discussed with PwC their independence as the Company's independent accountants. In addition, the Audit Committee has considered whether the provision of non-audit services by PwC (of which there were none during the prior year) is compatible with maintaining PwC's independence. The Audit Committee also reviewed and discussed the Company's audited financial statements with management.

     Based on the review and discussions described above, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report to shareholders for the fiscal year ended October 31, 2002 for filing with the Securities and Exchange Commission.

                                         Elizabeth C. Bogan, Ph.D., Chairperson
                                         William A. Benton
                                         Donald M. Halsted
                                         George R. Lieberman

  NOMINATING AND ADMINISTRATION COMMITTEE

     The Nominating and Administration Committee is also comprised entirely of independent directors (Mr. Ahalt, Mr. Halsted and Mr. Lieberman, with Mr. Halsted serving as Chairman). In accordance with its charter, the Committee, among other duties, recommends nominees as independent directors for the Company and nominees for Board committees, reviews Board governance issues and Board compensation and monitors the performance of legal counsel. In recommending nominees, the Committee considers the diversity of experience and backgrounds of nominees and directors. The Nominating and Administration Committee will consider a shareholder's suggestion for a nominee for director, but the final decision for all nominees will be made by the Committee.

     A shareholder may nominate an individual for election to the Board of Directors at the 2004 Annual Meeting of shareholders if the shareholder: (1) is a shareholder of record at the time of giving notice to the Company; (2) is a shareholder of record at the time of the 2004 Annual Meeting; (3) is entitled to vote at the 2004 Annual Meeting; and (4) has complied with the notice procedures in the Company's Bylaws. The notice procedures require that a shareholder submit the nomination in writing to the Secretary of the Company no earlier than October 13, 2003 but no later than November 12, 2003. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The notice must also contain the shareholder's name and address as they appear on the Company's books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of stock owned beneficially and of record by such shareholder and beneficial owner.

  PRICING COMMITTEE

     The Pricing Committee is comprised of three members, two of whom are independent directors (Mr. Ahalt and Mr. Platt, with Mr. Ahalt serving as Chairman) and one of whom is an interested person (Mr. Dinsmore). In accordance with its charter, the Committee assists the Company's investment adviser, Davis-Dinsmore, in its valuation of the Company's portfolio of securities when pricing anomalies arise and the full Board is not available to assist Davis-Dinsmore in making a fair value determination.

     It is anticipated that the Committee will meet only as pricing anomalies or issues arise that cannot be resolved by the entire Board due to time constraints.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the 2002 fiscal year, the Board met seven times, the Audit Committee met three times and the Nominating and Administration Committee met three times. The Pricing Committee did not meet. All directors attended at least 75% of all Board and Committee meetings held during the 2002 fiscal year.

DIRECTORS' COMPENSATION

     Mr. Dinsmore and Ms. O'Keeffe are the only officers of the Company or Davis-Dinsmore who serve on the Board of Directors. Each director who is not an officer of the Company or Davis-Dinsmore currently receives (1) an annual fee of $5,000, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders' meeting attended, (4) $1,000 plus expenses for each Committee meeting attended that is not held in conjunction with a Board meeting, and (5) $500 for each Committee meeting attended that is held in conjunction with a Board meeting. The chairperson of each Committee receives an additional $200 per Committee meeting.

     Davis-Dinsmore is the Company's investment adviser and is also the investment adviser to Ellsworth. Because of this connection, Ellsworth and the Company make up a "fund complex." The following table shows the compensation that was paid to the directors solely by the Company as well as by the fund complex as a whole during the 2002 fiscal year.

                                  AGGREGATE COMPENSATION   TOTAL COMPENSATION
                                       FROM COMPANY         FROM FUND COMPLEX
                                       ------------         -----------------

Thomas H. Dinsmore...............         $ -0-                   $ -0-
Jane D. O'Keeffe.................         $ -0-                   $ -0-
Gordon F. Ahalt..................         $14,500                 $29,000
William A. Benton................         $14,500                 $29,000
Elizabeth C. Bogan, Ph.D.........         $15,100                 $30,200
Donald M. Halsted, Jr............         $16,600                 $33,200
George R. Lieberman..............         $16,000                 $32,000
Duncan O. McKee..................         $13,000                 $26,000
Nicolas W. Platt.................         $13,000                 $26,000

                                   PROPOSAL 2

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Although not required to do so, the Board of Directors seeks your ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP
(PwC) as the Company's independent accountants for the 2003 fiscal year. The Board of Directors believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will review its appointment of PwC. We expect that a representative from PwC will be present at the Annual Meeting. If present, such representative will have an opportunity to make a statement and to respond to appropriate questions.

                                   AUDIT FEES

     For the 2002 fiscal year, PwC billed the Company aggregate fees for professional services as follows:


Audit Fees.........................................................    $27,600
Financial Information Systems Design and Implementation Fees.......    $     0
All Other Fees.....................................................    $     0

                                                                       -------
Total Fees.........................................................    $27,600

     PwC did not provide any non-audit services to Davis-Dinsmore during Bancroft's most recent fiscal year.
        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                                   ADDITIONAL INFORMATION

INVESTMENT ADVISER

     Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, New Jersey 07960, is the Company's investment adviser.

EXECUTIVE OFFICERS

     The Company's executive officers are elected by the Board of Directors and receive no compensation from the Company. Information about these officers is presented below.

     THOMAS H. DINSMORE is Chairman and Chief Executive Officer of the Company. Mr. Dinsmore is also a director of the Company and information about him is presented earlier in this proxy statement under "Proposal 1, Election of Directors - Information about the Company's Other Directors - Continuing Director Who Is An Interested Person."

     JANE D. O'KEEFFE is President of the Company. Ms. O'Keeffe is also a director of the Company. Information about Ms. O'Keeffe is presented earlier in this proxy statement under "Proposal 1, Election of Directors - Information about the Company's Other Directors - Continuing Director Who Is An Interested Person."

     SIGMUND LEVINE, 78, has been Senior Vice President and Secretary of the Company since 1996 and 1982, respectively. From 1993 to 1996, he was Executive Vice President of the Company. Mr. Levine has been Senior Vice President and Secretary of Ellsworth since 1996 and 1986, respectively, and was Executive Vice President of Ellsworth from 1993 to 1996. Mr. Levine has been Senior Vice President and Secretary of Davis-Dinsmore since 1997 and 1982, respectively, and was Treasurer of Davis-Dinsmore from 1982 to 1997.

     H. TUCKER LAKE, JR., 55, has been Vice President of the Company and of Ellsworth since 2002. From 1994 until 2002, he was Vice President, Trading of the Company and of Ellsworth. He has been a Vice President of Davis-Dinsmore since 1997.

     GARY I. LEVINE, 45, has been Vice President of the Company and of Ellsworth since 2002. In addition, Mr. Levine has been Treasurer of the Company and Ellsworth since 1993. Previously, Mr. Levine was Assistant Secretary of the Company and Ellsworth from 1986 until 2002. He has been Vice President of Davis-Dinsmore since 2002 and Treasurer since 1997. He was Assistant Secretary of Davis-Dinsmore from 1994 to 2002, and Assistant Treasurer from 1994 to 1997.

     GERMAINE ORTIZ, 32, has been a Vice President of the Company and of Ellsworth since 1999. She has also been Vice President of Davis-Dinsmore since 1999. She was Assistant Vice President of the Company, Ellsworth and Davis-Dinsmore from 1996 to 1999. From 1993 to 1996, Ms. Ortiz was an Assistant Analyst with Davis-Dinsmore.

  CERTAIN RELATIONSHIPS

     H. Tucker Lake, Jr. is the cousin of Thomas H. Dinsmore and Jane D. O'Keeffe. Sigmund Levine is the father of Gary I. Levine.

     SECURITY OWNERSHIP OF MANAGEMENT

     The Company's directors, nominees for director and officers own the shares of the Company's common stock shown on the following table:

                                                     SHARES OF COMPANY
                                                    OWNED BENEFICIALLY*
                                                    -------------------

Gordon F. Ahalt........................                   1,000(1)
William A. Benton......................                   1,632
Elizabeth C. Bogan, Ph.D...............                   1,208
Thomas H. Dinsmore.....................                  10,080(2)
Donald M. Halsted, Jr..................                   2,784
George R. Lieberman....................                   4,154
Duncan O. McKee........................                   1,596
Jane D. O'Keeffe.......................                   8,671(3)
Nicolas W. Platt.......................                     502
Sigmund Levine.........................                   1,666
H. Tucker Lake.........................                     316(4)
Gary I. Levine.........................                   1,424
Germaine Ortiz.........................                       0


* Represents for each director and officer less than 1% of the outstanding shares of the Company. As of November 25, 2002, directors and officers of the Company beneficially owned in the aggregate 35,033 shares of the Company representing approximately 0.7% of the outstanding shares. Except as otherwise indicated, each director and officer possessed sole investment and voting power with respect to shares beneficially owned.

(1) Does not include 500 shares owned by his wife as to which shares Mr. Ahalt disclaims beneficial ownership.
(2) Includes 1,127 shares as to which Mr. Dinsmore possessed shared investment and voting power, and 4,363 shares held in UGMA accounts, but does not include 2,933 shares owned by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.
(3)  Includes 4,092 shares held in UGMA accounts.
(4) Includes 222 shares as to which Mr. Lake possessed shared investment and voting power.

     Set forth below is the dollar range of equity securities beneficially owned1 in both the Company and Fund Complex by each director and each nominee for election as a director of the Company as of December 13, 2002. 2


                                                                 AGGREGATE DOLLAR RANGE
                                                                 OF EQUITY SECURITIES IN
                                                                 ALL FUNDS OVERSEEN OR
                                        DOLLAR RANGE OF          TO BE OVERSEEN BY THE
                                       EQUITY SECURITIES          DIRECTOR OR NOMINEE
                                        IN THE COMPANY3            IN FUND COMPLEX4
                                       -----------------         -----------------------

Gordon F. Ahalt..................       $10,001-$50,000             $10,001-$50,000
William A. Benton................       $10,001-$50,000             $50,001-$100,000
Elizabeth C. Bogan, Ph.D.........       $10,001-$50,000             $50,001-$100,000
Thomas H. Dinsmore...............       over $100,000               over $100,000
Donald M. Halsted, Jr............       $50,001-$100,000            $50,001-$100,000
George R. Lieberman..............       $50,001-$100,000            over $100,000
Duncan O. McKee..................       $10,001-$50,000             $50,001-$100,000
Jane D. O'Keeffe.................       over $100,000               over $100,000
Nicolas W. Platt.................       $1-$10,000                  $10,001-$50,000

1 Beneficial ownership has been determined based upon the director's or nominee for director's direct or indirect pecuniary interest in the equity securities.

2    The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     or over $100,000.

3 The dollar range of equity securities owned in the Company is based on the closing price of $17.99 on December 13, 2002 on the American Stock Exchange.

4 The dollar range of equity securities owned in the Fund Complex is based on the closing price of $17.99 for the Company and $7.56 for Ellsworth on December 13, 2002 on the American Stock Exchange.

PROXY SOLICITATION

     The Company expects to solicit proxies principally by mail. The Company will pay the cost of soliciting proxies and may reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Company's shares. Officers of the Company may also solicit proxies by telephone, facsimile, the Internet or personal interview, and will not receive any additional compensation for such solicitation.

SHAREHOLDER PROPOSALS

     If you want us to consider including a shareholder proposal in the Company's proxy statement for the 2004 annual meeting of shareholders, we must receive it from you no later than August 29, 2003.

     A shareholder may bring other business before the 2004 Annual Meeting of shareholders if the shareholder: (1) is a shareholder of record at the time of giving notice to the Company; (2) is a shareholder of record at the time of the 2004 Annual Meeting; (3) is entitled to vote at the 2004 Annual Meeting; and (4) has complied with the notice procedures in the Company's Bylaws. The notice procedures require that a shareholder submit the proposal in writing to the Secretary of the Company no earlier than October 13, 2003 but no later than November 12, 2003. The notice must include a brief description of the business desired to be brought before the 2004 Annual Meeting, the reasons for conducting such business at the 2004 Annual Meeting and any material interest the shareholder may have in such business. The notice must also include the shareholder's name and address as they appear on the Company's books (and the name and address of any beneficial owner on whose behalf the proposal is made), as well as the number of shares of stock owned beneficially and of record by such shareholder and beneficial owner.



                                         By order of the Board of Directors,

                                         /s/        THOMAS H. DINSMORE
                                         ---------------------------------------
                                                    Thomas H. Dinsmore
                                            Chairman of the Board of Directors
December 27, 2002

                                                                      Appendix A
                         BANCROFT CONVERTIBLE FUND, INC.
               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                 (THE "FUNDS")
                              AMENDED AND RESTATED
                            AUDIT COMMITTEES CHARTER
                          (EFFECTIVE OCTOBER 14, 2002)

1. Each member of the Audit Committees shall meet the audit committee composition requirements for serving on audit committees, and any related requirements regarding the financial sophistication or financial expertise of audit committee members, as set forth from time to time in the AMEX listing standards and in any applicable rules promulgated by the Securities and Exchange Commission (the "SEC").

2. Each member of the Audit Committees shall be free of any relationship that, in the opinion of the Boards of Directors of the Funds, would interfere with his or her individual exercise of independent judgment. Each member of the Audit Committees also shall meet the director independence requirements for serving on audit committees as set forth from time to time in the AMEX listing standards and in any applicable rules promulgated by the SEC and shall be "independent" from the Funds, as defined in Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (members that meet such requirements are referred to herein as the "independent directors"). In addition, no member shall be an "interested person" of the Funds, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

3.   The purposes of the Audit Committees are:

     (a) in their capacity as committees of the Boards of Directors, to be directly responsible for the appointment, compensation and oversight of any independent auditors employed by the Funds (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

     (b) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (c) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

     (d) to the extent required by Section 10A of the Exchange Act, to preapprove all permissible non-audit services that are provided to the Funds by their independent auditors.

     The function of the Audit Committees is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Audit Committees.

4. To carry out their purposes, the Audit Committees shall have the following duties and powers:

     (a) to appoint, compensate, oversee and, where appropriate, terminate the Funds' independent auditors and, in connection therewith, to evaluate the independence of such auditors, including whether such auditors provide any consulting services to the Funds' investment adviser, and to receive from such auditors a formal written statement delineating all relationships between such auditors and the Funds;

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits and any audit plans prepared by the independent auditors for the Funds; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Boards of Directors and shareholders;

     (c) to receive and review the written disclosures and the letter from the independent auditors regarding their independence, to discuss with such auditors their independence, and to consider whether the provision by such auditors of non-audit services to (i) the Funds,
          (ii) their advisor or (iii) any person that controls, is controlled by or is under common control with such advisor that provides services to the Funds, is compatible with maintaining such auditors' independence;

     (d) to review and discuss audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors to determine that such auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting principles as applied in their financial reporting, and also to discuss with management and the independent auditors the clarity, consistency and completeness of accounting policies and disclosures;

     (e) based upon a review of the items discussed in (c) and (d) above, to recommend to the Boards of Directors that the Funds' audited financial statements be included in the Funds' annual reports to shareholders;

     (f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors and to review information received from management and such auditors regarding regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements;

     (g) to the extent that certifications by officers of the Funds (the "signing officers") as to the Funds' financial statements or other financial information are required by applicable law to be included with or in the Funds' periodic reports filed with the SEC, to receive from such officers notifications if such certifications are not included for any reason;

     (h) to meet as necessary with counsel to the Funds, counsel to the directors of the Funds who are not "interested persons," as defined in the 1940 Act, of the Funds ("disinterested directors") and, if applicable, independent counsel or other advisers to the Audit Committees and to review information provided by all such persons on legal issues having the possibility of impacting the financial reporting process, including items of industry-wide importance and internal issues such as litigation;

     (i) to the extent required by Section 10A of the Exchange Act, to preapprove all permissible non-audit services that are provided to the Funds by their independent auditors; provided, however, that such preapproval may be delegated to one or more members of the Audit Committees who are both independent directors and disinterested directors so long as any such member's decision to preapprove is presented to the full Audit Committees at their next scheduled meeting;

     (j) to review and approve the fees charged by the independent auditors for audit and permissible non-audit services;

     (k) to investigate improprieties or suspected improprieties in fund operations, including but not limited to receiving and reviewing disclosures by the Funds' signing officers to the Audit Committees of
          (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls;

     (l) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds (or the Funds' investment adviser) of concerns regarding questionable accounting or auditing matters;

     (m) to receive and review information provided by management and the independent auditors regarding the Funds' accounting system and controls, including but not limited to receiving from the Funds' independent auditors information concerning (i)all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Funds, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by such independent auditors, and (iii) other material written communications between such independent auditors and the management of the Funds such as the management letter or schedule of unadjusted differences; and

     (n) to report their activities to the full Boards of Directors on a regular basis and to make such recommendations and/or decisions with respect to the above and other matters as the Audit Committees may deem necessary or appropriate.

5. The Audit Committees shall appoint the Funds' independent auditors at an in-person meeting. If, at any time, the approval by the Audit Committees of the Funds' independent auditors constitutes an approval of such auditors by less than a majority of the disinterested directors, such approval shall be ratified by a majority of the Funds' disinterested directors at the next regularly scheduled in-person meeting of the Boards of Directors.

6. The Audit Committees shall meet on a regular basis and are empowered to hold special meetings as circumstances require. The Audit Committees may meet either on their own or in conjunction with meetings of the full Boards of Directors. Meetings of the Audit Committees may be held in person or by conference telephone. Where appropriate, the Audit Committees may take action by unanimous written consent in lieu of a meeting.

7.   The Audit Committees shall regularly meet with the Treasurer of the Funds.

8. The Audit Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Fund(s).

9. The Funds shall provide for appropriate funding, as determined by the Audit Committees, in their capacity as committees of the Boards of Directors, for payment of compensation (i) to the independent auditors employed by the Funds for the purpose of rendering or issuing an audit report and (ii) to any independent counsel or other advisers employed by the Audit Committees.

10. The Audit Committees shall review this Charter at least annually and recommend any changes to the full Boards of Directors. This Charter may be amended only by the Boards of Directors, with the approval of a majority of the disinterested directors.

11. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                        BANCROFT CONVERTIBLE FUND, INC.

                                FEBRUARY 10, 2003

CO. #                                                   ACCT. #
     ----------------                                          -----------------

                           ---------------------------
                            PROXY VOTING INSTRUCTIONS
                           ---------------------------

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.


                                                 -----------------------
               YOUR CONTROL NUMBER IS
                                                 -----------------------


                           Please Detach and Mail in the Envelope Provided
-------------------------------------------------------------------------------------------------------------

A  /X/  Please mark your
        votes as in this                                                                               ------
        example.


                             FOR                    WITHHOLD
                      nominees listed at            AUTHORITY
                      right (except as       to vote for all nominees
                       indicated below)          listed at right
1.   Election as
     directors of all       /   /                     /   /             Nominees: William A. Benton
     nominees listed                                                              Elizabeth C. Bogan, Ph.D.
     at right for the                                                             George R. Lieberman
     terms specified in the proxy statement.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------

                                                       FOR       AGAINST      ABSTAIN
2.   Proposal to ratify selection of accountants.     /  /        /  /         /  /

YOUR VOTE IS IMPORTANT TO US.  PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN IT
PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.






Signature(s)                                                                    Date
           --------------------------------------------------------------------     -------------------------
NOTE:   Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        BANCROFT CONVERTIBLE FUND, INC.

                  ANNUAL MEETING TO BE HELD FEBRUARY 10, 2003

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O'Keeffe, and each of them, attorneys and proxies with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of stockholders of Bancroft Convertible Fund, Inc. (the "Company") at the offices of the Company, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 on February 10, 2003 at 11:30 a.m., and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. UNLESS OTHERWISE MARKED ON THE REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR THE DIRECTORS LISTED, AND FOR THE PROPOSAL TO RATIFY THE BOARD'S SELECTION OF ACCOUNTANTS.

           PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE


--------------------------------------------------------------------------------